UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MNTN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 26, 2024, Everest Consolidator Acquisition Corporation. (the “Company”) and Everest Consolidator Sponsor, LLC (the “Sponsor”) amended and restated the unsecured promissory note issued by the Company to the Sponsor, dated May 7, 2023 as amended by that certain Amended and Restated Promissory Note dated as of December 7, 2023 (the “Second A&R Promissory Note”), to, among other things, (i) increase the principal amount of the Second A&R Promissory Note that may be drawn upon by the Company up to $4,000,000, and (ii) amend the maturity date to the earlier of (x) the closing of the Company’s business combination pursuant to that certain Business Combination Agreement, dated May 19, 2023, by and among the Company and the parties thereto or (y) May 7, 2024.

The Second A&R Promissory Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Second A&R Promissory Note.

Item 8.01.	Other Events.

The Company has extended the date by which it has to consummate a business combination by an additional one (1) month period, from March 28, 2024 to April 28, 2024, upon the deposit of $150,000 into the Company’s Trust Account in accordance with the Company’s amended and restated certificate of incorporation and the terms of the Investment Management Trust Agreement, dated as of November 23, 2021, as subsequently amended, with Equiniti Trust LLC (f/k/a American Stock Transfer & Trust Company, LLC). This is the second of six one-month extensions permitted under the Company’s amended and restated certificate of incorporation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	Second Amended and Restated Promissory Note, dated March 26, 2024, issued by Everest Consolidator Acquisition Corporation to Everest Consolidator Sponsor, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: March 26, 2024	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer